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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

                                  May 15, 1997




                            XXSYS TECHNOLOGIES, INC.
        (Exact name of small business issuer as specified in its charter)


                         Commission File Number: 0-20376


                   California                            33-0161808
         (State or other jurisdiction of              (I.R.S. Employer
         incorporation or organization)              Identification No.)





                              4619 Viewridge Avenue
                           San Diego, California 92123
                    (Address of principal executive offices)


                                 (619) 974-8200
              (Registrant's telephone number, including area code)






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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         On March 18, 1997, the Company entered into private placement agreements totaling $2,000,000 in exchange for restricted Common Stock at a price equal to 80% of the 20 prior trading days. The private placements were with two foreign shareholders who had previously invested $2 million with the Company and who had the first right of refusal on the next $3 million in equity financing of the Company. The private placements were conducted pursuant to Regulation S under the Securities Act of 1933. There was no underwriter involved.

         A portion of the cash received from the private placements ($330,000) was received prior to the second fiscal quarter ended March 31, 1997, in exchange for 127,407 shares of restricted Common Stock, for an average price of $3.04 a share. An additional $836,933 was received after the second fiscal quarter ended March 31, 1997, but prior to the publication of the Company's financial statements for the quarter, in exchange for 287,682 shares of restricted Common Stock, for an average price of $2.91 a share. Cash received after March 31, 1997, but before publication of the financial statements for the quarter have been reported as Subscriptions Receivable in the financial statements. The balance of the funds to be received under the private placements as of May 15, 1997, is $833,067. A pro forma condensed balance sheet of the Registrant at March 31, 1997, after giving effect to the issuance of restricted Common Stock is presented as follows:

                  PRO FORMA BALANCE SHEET AS OF MARCH 31, 1997
                                   (UNAUDITED)


                                      ACTUAL          ADJUSTMENT         PRO FORMA
                                  ------------       ------------      ------------
ASSETS
Cash                              $     75,936                               75,936
Subscriptions receivable                66,067            836,933           903,000
Other current assets                   333,753                              333,753
                                  ------------                         ------------
     Total current assets              475,756                            1,312,689
Machinery, equipment                 1,257,528                            1,257,528
  and furniture
Other assets                            89,364                               89,364
                                  ------------                         ------------
     Total assets                 $  1,822,648                         $  2,659,581

LIABILITIES AND
SHAREHOLDERS' EQUITY
Current liabilities               $    584,195                         $    584,195
Long-term debt                          56,408                               56,408
Shareholders' equity:
  Preferred stock                      450,000                              450,000
  Common stock                      15,979,604            836,933        16,816,537
  Notes receivable for stock          (523,400)                            (523,400)
  Accumulated deficit              (14,724,159)                         (14,724,159)
                                  ------------                         ------------
Total shareholders' equity           1,182,045                            2,018,978
                                  ------------                         ------------
    Total liabilities and         $  1,822,648                         $  2,659,581
    shareholders' equity



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       XXsys Technologies, Inc.
                                       (Registrant)


Date:  May 15, 1997                    /s/ Gregory P. Hanson
       ------------                    -------------------------------
                                       Gregory P. Hanson
                                       Chief Financial Officer